Taxes payable - Summary of Taxes Payable (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Text Block [Abstract]
Income tax payable	$ 673	$ 524
Other taxes payable	3,615	4,671
Total	4,288	5,195
Current	4,128	5,035
Non-current	$ 160	$ 160